First American Strategy Funds, Inc.
           Form N-SAR for Semi-Annual Period Ended September 30, 2001

Sub-Item 77C.  Submission of matters to a vote of security holders.

     A special meeting of shareholders was held on August 31, 2001, at which the following matters were voted upon and approved by shareholders, with the following voting results:

     1. Modify Income Allocation Fund's fundamental investment restriction regarding concentration in a particular industry:

                  For:                1,874,064
                  Against:              122,875
                  Abstain:               58,995
                  Broker Non-Vote:      478,765

     2. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding concentration in a particular industry:

                  For:               13,266,253
                  Against:              426,140
                  Abstain:              120,961
                  Broker Non-Vote:       55,462

     3. Modify Growth Allocation Fund's fundamental investment restriction regarding concentration in a particular industry:

                  For:                5,556,627
                  Against:               96,650
                  Abstain:               22,843
                  Broker Non-Vote:    1,329,458

     4. Modify Aggressive Allocation Fund's fundamental investment restriction regarding concentration in a particular industry:

                  For:                5,263,704
                  Against:               99,455
                  Abstain:               12,767
                  Broker Non-Vote:      829,137

     5. Modify Income Allocation Fund's fundamental investment restriction regarding borrowing:

                  For:                1,869,056
                  Against:              134,514
                  Abstain:               52,364
                  Broker Non-Vote:      478,765

     6. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding borrowing:

                  For:                9,460,285
                  Against:            4,218,692
                  Abstain:              134,647
                  Broker Non-Vote:       55,462

     7. Modify Growth Allocation Fund's fundamental investment restriction regarding borrowing:

                  For:                5,543,977
                  Against:              106,090
                  Abstain:               26,053
                  Broker Non-Vote:    1,329,458

     8. Modify Aggressive Allocation Fund's fundamental investment restriction regarding borrowing:

                  For:                5,252,512
                  Against:              103,978
                  Abstain:               19,436
                  Broker Non-Vote:      829,137

     9. Modify Income Allocation Fund's fundamental investment restriction regarding issuance of senior securities:

                  For:                1,895,301
                  Against:              121,486
                  Abstain:               39,147
                  Broker Non-Vote:      478,765

     10. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding issuance of senior securities:

                  For:               13,255,060
                  Against:              426,719
                  Abstain:              131,845
                  Broker Non-Vote:       55,462

     11. Modify Growth Allocation Fund's fundamental investment restriction regarding issuance of senior securities:

                  For:                5,556,812
                  Against:               92,389
                  Abstain:               26,919
                  Broker Non-Vote:    1,329,458

     12. Modify Aggressive Allocation Fund's fundamental investment restriction regarding issuance of senior securities:

                  For:                5,256,119
                  Against:               99,275
                  Abstain:               20,532
                  Broker Non-Vote:      829,137

     13. Eliminate Income Allocation Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                1,864,565
                  Against:              143,252
                  Abstain:               48,117
                  Broker Non-Vote:      478,765

     14. Eliminate Growth and Income Allocation Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                9,451,820
                  Against:            4,239,167
                  Abstain:              122,637
                  Broker Non-Vote:       55,462

     15. Eliminate Growth Allocation Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                5,542,091
                  Against:              115,453
                  Abstain:               18,576
                  Broker Non-Vote:    1,329,458

     16.  Eliminate   Aggressive   Allocation  Fund's   fundamental   investment
restriction regarding margin purchases and short sales:

                  For:                5,255,355
                  Against:              103,971
                  Abstain:               16,600
                  Broker Non-Vote:      829,137

     17. Modify Income Allocation Fund's fundamental investment restriction regarding investments in commodities:

                  For:                1,837,192
                  Against:              130,308
                  Abstain:               88,434
                  Broker Non-Vote:      478,765

     18. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding investments in commodities:

                  For:               13,250,261
                  Against:              447,451
                  Abstain:              115,912
                  Broker Non-Vote:       55,462

     19. Modify Growth Allocation Fund's fundamental investment restriction regarding investments in commodities:

                  For:                5,554,073
                  Against:              103,021
                  Abstain:               19,026
                  Broker Non-Vote:    1,329,458

     20. Modify Aggressive Allocation Fund's fundamental investment restriction regarding investments in commodities:

                  For:                5,252,169
                  Against:              109,061
                  Abstain:               14,696
                  Broker Non-Vote:      829,137

     21. Modify Income Allocation Fund's fundamental investment restriction regarding investments in real estate:

                  For:                1,860,700
                  Against:              107,888
                  Abstain:               87,345
                  Broker Non-Vote:      478,766

     22. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding investments in real estate:

                  For:               13,242,373
                  Against:              438,372
                  Abstain:              132,879
                  Broker Non-Vote:       55,462

     23. Modify Growth Allocation Fund's fundamental investment restriction regarding investments in real estate:

                  For:                5,557,885
                  Against:               97,165
                  Abstain:               21,070
                  Broker Non-Vote:    1,329,458

     24. Modify Aggressive Allocation Fund's fundamental investment restriction regarding investments in real estate:

                  For:                5,260,737
                  Against:               98,842
                  Abstain:               16,347
                  Broker Non-Vote:      829,137

     25. Modify Income Allocation Fund's fundamental investment restriction regarding underwriting securities:

                  For:                1,865,523
                  Against:              118,285
                  Abstain:               72,125
                  Broker Non-Vote:      478,766

     26. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding underwriting securities:

                  For:               13,253,014
                  Against:              429,235
                  Abstain:              131,375
                  Broker Non-Vote:       55,462

     27. Modify Growth Allocation Fund's fundamental investment restriction regarding underwriting securities:

                  For:                5,561,248
                  Against:               89,919
                  Abstain:               24,953
                  Broker Non-Vote:    1,329,458

     28. Modify Aggressive Allocation Fund's fundamental investment restriction regarding underwriting securities:

                  For:                5,254,539
                  Against:              100,270
                  Abstain:               21,117
                  Broker Non-Vote:      829,137

     29. Modify Income Allocation Fund's fundamental investment restriction regarding lending:

                  For:                1,859,083
                  Against:              130,860
                  Abstain:               65,991
                  Broker Non-Vote:      478,765

     30. Modify Growth and Income Allocation Fund's fundamental investment restriction regarding lending:

                  For:               13,238,548
                  Against:              444,247
                  Abstain:              130,829
                  Broker Non-Vote:       55,462

     31. Modify Growth Allocation Fund's fundamental investment restriction regarding lending:

                  For:                5,551,571
                  Against:               93,095
                  Abstain:               31,454
                  Broker Non-Vote:    1,329,458

     32. Modify Aggressive Allocation Fund's fundamental investment restriction regarding lending:

                  For:                5,260,635
                  Against:              100,158
                  Abstain:               15,133
                  Broker Non-Vote:      829,137

     33. Eliminate Income Allocation Fund's fundamental investment restriction regarding pledging assets:

                  For:                1,830,747
                  Against:              139,117
                  Abstain:               86,069
                  Broker Non-Vote:      478,766

     34. Eliminate Growth and Income Allocation Fund's fundamental investment restriction regarding pledging assets:

                  For:                9,464,881
                  Against:            4,216,992
                  Abstain:              131,751
                  Broker Non-Vote:       55,462

     35. Eliminate Growth Allocation Fund's fundamental investment restriction regarding pledging assets:

                  For:                5,535,287
                  Against:              108,287
                  Abstain:               32,546
                  Broker Non-Vote:    1,329,458

     36. Modify Aggressive Allocation Fund's fundamental investment restriction regarding pledging assets:

                  For:                5,236,928
                  Against:              101,296
                  Abstain:               37,701
                  Broker Non-Vote:      829,138

     Pursuant to Instruction 2 to Item 77C, voting results with respect to the approval of auditors and the election of directors are omitted.